Leases (Schedule of Supplemental Balance Sheet Information Operating Lease) (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Operating leases:
Operating leases right-of-use	$ 3,783
Current operating lease liabilities	1,090
Non-current operating lease liabilities	2,693
Total operating lease liabilities	$ 3,783
Weighted average remaining lease term Operating leases	4 years 9 months 18 days
Weighted average discount rate Operating leases	3.30%